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[LEVEL 3 COMMUNICATIONS LOGO]                                      EXHIBIT 10.26

                          GENERAL TERMS AND CONDITIONS
                            FOR DELIVERY OF SERVICE

These Terms and Conditions for Delivery of Service are applicable to Customer Orders executed by Customer for Services delivered by Level 3 Communications, LLC ("Level 3"), and are incorporated into each Customer Order. The Terms and Conditions include these General Terms and Conditions for Delivery of Service and all terms and conditions attached thereto which relate to any Service provided by Level 3 to Customer. These Terms and Conditions are applicable to sales of Services originating or terminating in the United States.

DEFINITIONS

CONFIDENTIAL INFORMATION: Licensed Software, and all source code, source documentation, inventions, know-how, and ideas, updates and any documentation and information related to the Licensed Software, and any non-public information regarding the business of a party provided to either party by the other party where such information is marked or otherwise communicated as being "proprietary" or "confidential" or the like, or where such information is, by its nature, confidential.

COMMITTED DATA RATE: A commitment made by Customer (where applicable) obligating it to order and pay for a minimum amount of a Level 3 Service expressed in Megabits per second (Mbps).

CUSTOMER: The person, firm or corporation so named on the Customer Order.

CUSTOMER ORDER: A request for Level 3 Service submitted by the Customer for acceptance by Level 3.

FACILITIES: Any and all devices supplied by Level 3 used to deliver Services, including but not limited to all terminal and other equipment, wires, lines, circuits, ports, routers, switches, channel service units, data service units, cabinets, racks, private rooms and the like. Facilities shall not include any such devices sold to Customer by Level 3 and paid for by Customer or owned by Customer or any third party.

LICENSED SOFTWARE: Computer software, in object code format only, the use of which is required for use of Service ordered by Customer.

PREMISES: The location(s) occupied by Customer or its end users to which Service will be delivered by Level 3. Premises does not include Space as defined below.

REVENUE COMMITMENT: A commitment made by Customer obligating it to order and pay for a minimum volume of Services during an agreed term.

SERVICE: A service offered by Level 3 pursuant to a Customer Order.

SPACE: The location(s) within Level 3 gateways into which Customer is permitted to colocate telecommunications or internet equipment pursuant to a colocation Customer Order accepted by Level 3.

TARGET INSTALL DATE: A written communication from Level 3 to Customer indicating the date upon which it is anticipated that Services will be available to Customer.

SECTION 1. CUSTOMER ORDERS

1.1 SUBMISSION OF CUSTOMER ORDERS. To order any Service, Customer may submit to Level 3 an order form for Services, completed with Level 3's assistance ("Customer Order") requesting the provision of Service. Level 3's delivery of a Target Install Date respecting such Service shall constitute Level 3's acceptance of the Customer Order. The Customer Order and its backup detail shall set forth the Service, the Premises and/or Space, the prices to be charged for Services and any applicable term and/or Revenue Commitment.

1.2 UNDERTAKING OF LEVEL 3. If Level 3 issued a Target Install Date respecting Services, Level 3 will furnish such Services in accordance with the Terms and Conditions and any Customer Orders.

SECTION 2. BILLING AND PAYMENT

2.1 PAYMENT OF BILLS. Level 3 bills all charges incurred by Customer on a monthly basis. Level 3 bills in advance for all Services to be provided during the ensuing month, except for charges which are dependent upon usage of Service, which are billed in arrears. Billing for partial months will be prorated based on a Calendar month. All bills are due upon receipt, and become past due thirty (30) days later. The unpaid balance of any past due bills shall bear interest at a rate of 1.5% per month (prorated on a daily basis beginning on the past due date), or the highest rate allowed by law, whichever is less.

To the extent Customer orders any service designated as "Burstable," the following billing method shall apply: Customer will be billed as set forth above for its Committed Data Rate. In addition, over each month, Customer's usage of the Service will be sampled by Level 3 in five minute inbound and outbound averages. At the end of the month, the top ten percent of the


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
inbound and outbound averages shall be discarded. The highest of the resulting ninetieth percentile for inbound and outbound traffic will be compared to the Committed Data Rate. If the ninetieth percentile of either inbound or outbound traffic is higher than the Committed Data Rate, Customer will, in addition to being billed for its Committed Data Rate, be billed for its utilization of the Service that exceeds their Committed Data Rate, which shall be billed at the contracted-for price per Mbps.

2.2 TAXES AND FEES. Except for taxes based on Level 3's net income and ad valorem, personal and real property taxes imposed on Level 3's property, Customer shall be responsible for payment of all sales, use, gross receipts, excise, access, bypass, franchise or other local, state and federal taxes, fees, charges, or surcharges, however designated, imposed on or based upon the provision, sale or use of the Services.

2.3 REGULATORY AND LEGAL CHANGES. In the event of any change in applicable law, regulation, decision, rule or order that materially increases the costs or other terms of delivery of Service, Level 3 and Customer agree to negotiate regarding the rates to be charged to Customer to reflect such increase in cost and, in the event that the parties are unable to reach agreement respecting new rates within thirty (30) days after Level 3's delivery of written notice requesting renegotiation, then (a) Level 3 may pass such increased costs through to Customer, and (b) Customer may terminate the affected Customer Order without termination liability upon sixty (60) days' prior written notice.

2.4 DISPUTED BILLS. In the event that Customer disputes any portion of a Level 3 bill, Customer must pay the undisputed portion of the bill and submit a written claim for the disputed amount. All claims must be submitted to Level 3 within sixty (60) days of receipt of billing for those Services. Customer acknowledges that it is able to and that it is reasonable to require Customer to dispute bills within that time, and Customer therefore waives the right to dispute charges not disputed within the time frame set forth above.

2.5 CREDIT APPROVAL AND DEPOSITS. Customer shall provide Level 3 with credit information as requested, and delivery of Service is subject to credit approval. Level 3 may require Customer to make a deposit (which will not exceed Customer's estimated charges for two months' Service) as a condition to Level 3's acceptance of any Customer Order, or as a condition to Level 3's continuation of Service, which deposit shall be held by Level 3 as security for payment of Customer's charges. At such time as the provision of Service to Customer is terminated, the amount of the deposit will be credited to Customer's account and any credit balance which may remain will be refunded.

2.6 FRAUDULENT USE OF SERVICES. Customer is responsible for all charges attributable to Customer incurred respecting the Services, even if incurred as the result of fraudulent or unauthorized use of the Services, unless Level 3 has actual knowledge of the same and fails to notify Customer thereof. Level 3 may, but is not obligated to, detect or report unauthorized or fraudulent use of Services.

SECTION 3. DISCONTINUANCE OF CUSTOMER ORDERS

3.1 DISCONTINUANCE OF CUSTOMER ORDER BY LEVEL 3. Level 3 may terminate any Customer Order and discontinue Service without liability:

A. If Customer fails to pay a past due balance for Services within thirty (30) days of written notice thereof provided by Level 3;

B. If Customer violates any law, rule, regulation or policy of any government authority having jurisdiction over the Services; if Customer makes a material misrepresentation in any submission of information in a Customer Order or other submission of information to Level 3; if Customer engages in any fraudulent use of the Services; or if a court or other government authority having jurisdiction over the Services prohibits Level 3 from furnishing the Services;

C. If Customer fails to cure its breach of any provision of these Terms and Conditions or any Customer Order within thirty (30) days written notice thereof provided by Level 3;

D. If Customer files bankruptcy, for reorganization, or fails to discharge an involuntary petition therefore within sixty (60) days;

E. If Customer's use of the Services materially exceeds Customer's credit limit, unless within fourteen (14) days written notice thereof by Level 3, Customer provides adequate security for payment for the Services.

3.2 EFFECT OF DISCONTINUANCE. Upon Level 3's discontinuance of Service to Customer, Level 3 may, in addition to all other remedies that may be available to Level 3 at law or in equity, assess and collect from Customer any applicable termination charge.

3.3 RESUMPTION OF SERVICE. If Service has been discontinued by Level 3 and Customer requests that Service be restored, Level 3 shall have the sole and absolute discretion to restore such Service. Nonrecurring charges, with the exception of any charges for the build-out of Colocation Space already paid by Customer, may apply to restoration of Service.

3.4 DISCONTINUANCE OF CUSTOMER ORDER BY CUSTOMER. Customer shall have the right to terminate any Customer Order and discontinue Service prior to the end of the agreed term with respect to which a Customer Order has been executed without payment of any applicable termination charge if: (i) such Service is


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Unavailable (as defined below) on two or more separate occasions of more than eight (8) hours each in any 30 day period, and (ii) following written notice thereof from Customer to Level 3, Level 3 has an Unavailability event of more than 12 hours at any time within the 12 month period immediately following said notice. For purposes of the foregoing, Unavailability shall mean the period of time beginning when Customer reports an outage in its Service to the Level 3 Customer Service and Support Organization (1-877-4LEVEL3) and shall end when the Service is operative. Unavailability shall not apply to any outage which is caused by Customer, Customer's end users or any third party, which results from failure of power or equipment provided by Customer or others, which occurs or continues during any period in which Level 3 is not given access to the Premises or the Space, or which results from maintenance events. Customer must exercise its right to terminate under this Section, in writing, no later than thirty (30) days after the Unavailability event giving rise to a right of termination hereunder.

SECTION 4. DELIVERY OF SERVICES

4.1 LEVEL 3 ACCESS TO PREMISES AND SPACE. Customer shall allow Level 3 access to the Premises to the extent reasonably determined by Level 3 for the installation, inspection and scheduled or emergency maintenance of Facilities relating to the Service. Level 3 shall notify Customer two (2) business days in advance of any regularly scheduled maintenance that will require access to the Premises. Level 3 retains the right to access any Space for any legitimate business purpose.

4.2 LEVEL 3 FACILITIES. Level 3 will use reasonable efforts to provide and maintain the Facilities in good working order. Customer shall not and shall not permit others to rearrange, disconnect, remove, attempt to repair, or otherwise tamper with any of the Facilities. If the same occurs without first obtaining Level 3's written approval, in addition to being a breach by Customer of Customer's obligations hereunder, Customer shall (1) pay Level 3 the cost to repair any damage to the Facilities caused thereby; and (2) be responsible for the payment of service charges in the event that maintenance or inspection of the Facilities is required as a result of Customer's breach of this Section. In no event shall Level 3 be liable to Customer or any other person for interruption of Service or for any other loss, cost or damage caused or related to improper use or maintenance of the Facilities, unless the same is caused by the negligence of Level 3, and then only to the extent of Section 5.2.

4.3 TITLE AND POWER. Title to all Facilities (except as otherwise agreed) shall remain with Level 3. The electric power consumed by such Facilities on the Premises shall be provided by and maintained at the expense of Customer. Electric power to the Space shall be provided by Level 3.

4.4 CUSTOMER-PROVIDED EQUIPMENT. Level 3 may install certain Customer provided communications equipment upon installation of Service and the Facilities, but unless otherwise agreed by Level 3 in writing, Level 3 shall not thereafter be responsible for the operation or maintenance of any Customer provided communication equipment. Level 3 shall not be responsible for the transmission or reception of signals by Customer-provided equipment or for the quality of, or defects in, such transmission.

4.5 REMOVAL OF FACILITIES. Customer agrees to allow Level 3 to remove all Facilities from the Premises:

A. after termination of the Service in connection with which the Facilities were used; and

B. for repair, replacement or otherwise as Level 3 may determine is necessary, but Level 3 shall use reasonable efforts to minimize disruptions to the Service caused thereby.

At the time of such removal, the Facilities shall be in the same condition as when installed, normal wear and tear excepted. Customer shall reimburse Level 3 for the depreciated cost of any Facilities not in such condition.

4.6 SERVICE SUBJECT TO AVAILABILITY. The furnishing of Service is subject to the availability thereof, on a continuing basis, and is limited to the capacity of Level 3 to provide the Service as well as the capacity which Level 3 may obtain from other carriers to furnish Service from time to time as required at the sole discretion of Level 3. Nothing in these Terms and Conditions shall be construed to obligate Customer to submit, or Level 3 to accept, Customer Orders. In the event Service becomes unavailable pursuant to this paragraph 4.6, Customer shall have the rights set forth in Section 3.4 of these Terms and Conditions.

SECTION 5. OBLIGATIONS AND LIABILITY LIMITATION

5.1 OBLIGATIONS OF THE CUSTOMER. Customer shall be responsible for:

A. The Payment of all charges applicable to the Service;

B. Damage or loss of the Facilities installed on the Premises or in the Space (unless caused by the negligence or willful misconduct of the employees or agents of Level 3);

C. Providing the level of power, heating and air conditioning necessary to maintain the proper environment on the Premises for the provision of Service;

D. Providing a safe place to work and complying with all laws and regulations regarding the working conditions on the Premises;

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E. Granting Level 3 or its employees access to the Premises as set forth in
Section 4.1 of these Terms and conditions; and

F. Keeping Level 3's facilities located on Premises free and clear of any liens or encumbrances.

5.2 LIABILITY. Except as provided in Section 8.4, the liability of Level 3 for damages arising out of the furnishing of or the failure to furnish Service, including but not limited to mistakes, omissions, interruptions, delays, tortious conduct, representations, errors, or other defects, whether caused by acts of commission or omission, shall be limited to the extension of credit allowances or refunds due under any applicable Service Level Agreement. Except as provided in Section 8.4, the extension of such credit allowances or refunds shall be the sole remedy of Customer and the sole liability of Level 3.

5.3 NO SPECIAL DAMAGES. Notwithstanding any other provision hereof, neither party shall be liable for any indirect, incidental, special, consequential, exemplary or punitive damages (including but not limited to damages for lost profits or lost revenues), whether or not caused by the acts of omissions or negligence of its employees or agents, and regardless of whether such party has been informed by the possibility of likelihood of such damages.

5.4 DISCLAIMER OF WARRANTIES. LEVEL 3 MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE, INCLUDING WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE, EXCEPT THOSE EXPRESSLY SET FORTH IN ANY APPLICABLE SERVICE LEVEL AGREEMENT.

SECTION 6. SOFTWARE TERMS

6.1 LICENSE. If and to the extent that Customer requires the use of Licensed Software in order to use the Service supplied under any Customer Order, Customer shall have a nonexclusive, nontransferable (except pursuant to paragraph 8.2 hereof) license to use such Licensed Software only and solely to the extent required to permit delivery of the Service. Customer may not claim title to or any ownership interest in any Licensed Software (or any derivations or improvements thereto), and Customer shall execute any documentation reasonably required by Level 3 to memorialize Level 3's existing and continued ownership of the Licensed Software.

6.2 RESTRICTIONS. Customer agrees that it shall not:

A. copy the Licensed Software except for emergency backup purposes or as permitted by the express written consent of Level 3;

B. reverse engineer, decompile or disassemble the Licensed Software;

C. sell, lease, license or sublicense the Licensed Software; or

D. create, write or develop any derivative software or any other software program based on the Licensed Software.

SECTION 7. CONFIDENTIAL INFORMATION

7.1 DISCLOSURE AND USE. Any Confidential Information disclosed by either party shall be kept by the receiving party in strict confidence and not disclose to any third party (except as authorized by these Terms and Conditions) without the disclosing party's express written consent. Each party agrees to treat all Confidential Information of the other in the same manner as it treats its own proprietary information, but in no case will the degree of care be less than reasonable care.

7.2 RESTRICTED USE. Each party agrees:

A. to use Confidential Information only for the purpose of performance of any Customer Order or as otherwise expressly permitted by these Terms and Conditions;

B. not to make copies of Confidential Information or any part thereof except for purposes consistent with these Terms and Conditions; and

C. to reproduce and maintain on any copies of any Confidential Information such proprietary legends or notices (whether of disclosing party or a third party) as are contained in or on the original or as the disclosing party may otherwise reasonably request.

7.3 EXCEPTIONS. Notwithstanding the foregoing, each party's confidentiality obligations hereunder shall not apply to information which:

A. is already known to the receiving party;

B. becomes publicly available without fault of the receiving party;

C. is rightfully obtained by the receiving party from a third party without restriction as to disclosure, or is approved for release by written authorization of the disclosing party;

D. is developed independently by the receiving party without use of the disclosing party's Confidential Information;

E. is required to be disclosed by law.

7.4 PUBLICITY. This agreement grants no right to use any party's or its affiliates' trademarks, service marks or trade names or to otherwise refer to the other party in any marketing, promotional or advertising materials or activities. Neither party shall issue any publication or press release relating to, or otherwise disclose the existence of, or the terms and conditions of any contractual relationship between Level 3 and Customer, except as may be required by law.

7.5 REMEDIES. Notwithstanding any other section of these Terms and Conditions, the non-beaching party


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


shall be entitled to seek equitable relief to protect its interests, including but not limited to preliminary and permanent injunctive relief. Nothing stated herein shall be construed to limit any other remedies available to the parties.

7.6 SURVIVAL. The obligations of confidentiality and limitation of use shall survive the termination of any applicable Customer Order.

SECTION 8. GENERAL TERMS

8.1 FORCE MAJEURE. Neither party shall be liable, nor shall any credit allowance or other remedy be extended, for any failure of performance or equipment due to causes beyond such party's reasonable control, including but not limited to: acts of God, fire, flood or other catastrophes; any law, order, regulation, direction, action, or request of any governmental entity or agency, or any civil or military authority; national emergencies, insurrections, riots, wars; unavailability of rights-of-way or materials; or strikes, lock-outs, work stoppages, or other labor difficulties. In the event any of the foregoing occur and Level 3 is unable to deliver the Service for fourteen (14) consecutive days, Customer shall not be obligated to pay Level 3 for the affected Service for so long as Level 3 is unable to delivery them, provided, however, that the term of the Customer Order respecting those Services shall be extended for a period of time equal to the period of time for which Level 3 was unable to provide and Customer was not required to pay for the affected Service.

8.2 ASSIGNMENT OR TRANSFER. Except with respect to a merger or sale of substantially all of Customer's Assets, Customer may not transfer, sublease or assign the use of Service without the express prior written consent of Level 3, and then only when such transfer or assignment can be accomplished without interruption of the use or location of Service. Level 3 will not unreasonably withhold its consent. These Terms and Conditions shall apply to any transferees or assignees. Customer shall remain liable for the payment of all charges due under each Customer Order.

8.3 NOTICES. Notices hereunder shall be deemed properly given when delivered, if delivered in person, or when sent via facsimile, overnight courier, electronic mail or when deposited with the U.S. Postal Service, (a) with respect to Customer, the address listed on any Customer Order, or (b) with respect to Level 3, to: Contracts Administration, Level 3 Communications, LLC, 1450 Infinite Drive, Louisville, CO 80027. Customer shall notify Level 3 of any changes to its addresses listed on any Customer Order.

8.4 INDEMNIFICATION BY LEVEL 3. Level 3 shall indemnify, defend and hold Customer harmless from any claim, loss, damage, expense or liability (including attorney's fees and court costs) (hereinafter "Claims") made against Customer for property damage, patent infringement or personal injury caused by Level 3's negligence or willful misconduct.

8.5 INDEMNIFICATION BY CUSTOMER. Customer shall indemnify, defend and hold Level 3 harmless from Claims (including Claims for patent infringement) (i) made against Level 3 by any end user of Customer in connection with the delivery or consumption of Service, (ii) made against Level 3 arising out of any commission or negligent omission by Customer in connection with the Service, or (iii) arising from Customer's negligence or willful misconduct.

8.6 APPLICATION OF TARIFFS. Level 3 may elect or be required to file with the appropriate regulatory agency tariffs respecting the delivery of certain Service. In the event that such tariffs are filed respecting Service ordered by Customer, then (to the extent such provisions are not inconsistent with the terms of a Customer Order) the terms set forth in the applicable tariff shall govern Level 3's delivery of, and Customer's consumption or use of, such Service.

8.7 CONTENTS OF COMMUNICATIONS. Level 3 does not monitor and shall have no liability or responsibility for the content of any communications transmitted via the Service, and Customer shall hold Level 3 harmless from any and all claims (including claims by governmental entities seeking to impose penal sanctions) related to such content attributable to Customer or its agents, employees or end users.

8.8 ENTIRE UNDERSTANDING. These Terms and Conditions, including any Customer Orders executed hereunder, constitute the entire understanding of the parties related to the subject matter hereof. In the event of any conflict between these Terms and Conditions and the terms and conditions of any Customer Order, these Terms and Conditions shall control. These Terms and Conditions shall be governed and construed in accordance with the laws of the state of Colorado.

8.9 NO WAIVER. No failure by either party to enforce any rights hereunder shall constitute a waiver of such right(s).


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
                        ADDITIONAL TERMS AND CONDITIONS
                            FOR PRIVATE LINE SERVICE

The following additional terms and conditions are applicable where, pursuant to a Customer Order, Customer orders metropolitan (local), city to city (within the United States) and international (from the United States to another country) private line, non-switchable circuits (the "Private Line Services").

1. Any state or federal tariffs applicable to the Private Line Services to be delivered under any Customer Order are incorporated into the terms thereof. Level 3's pricing to Customer for Private Line Services may, if required, be subject to PUC or other regulatory approval.

2. The nonrecurring charges and monthly recurring rates for the Private Line Services provided by Level 3 are shall be set forth in each Customer Order.

3. The rates and other charges set forth in each Customer Order are established in reliance on the term commitment made therein, and Customer shall pay the same in accordance therewith. In the event that Customer terminates Services ordered in any Customer Order which is accepted by Level 3 or in the event that the delivery of Services is terminated due to a failure of Customer to satisfy the requirements set forth in these Terms and Conditions prior to the end of the agreed term, Customer shall (unless Customer has made a Revenue Commitment) pay a termination charge equal to the percentage of the monthly recurring charges for the terminated Private Line Service calculated as follows:

A. 100% of the monthly recurring charge that would have been incurred for the private line service for months 1-12 of the agreed term; plus

B. 75% of the monthly recurring charge that would have been incurred for the Private Line Service for months 13-24 of the agreed term; plus

C. 50% of the monthly recurring charge that would have been incurred for the Private Line Service for months 25 through the end of the agreed term.

In the event that a Revenue Commitment is made and is then being satisfied by Customer. Customer may terminate, rearrange or reconfigure the Private Line Services ordered under a Customer Order without payment of the termination charge specified above; PROVIDED, HOWEVER, that Customer shall be responsible for payment of Level 3's then-current standard nonrecurring charges applicable to such termination, rearrangement or reconfiguration.

4. Level 3 makes the Service Level Agreements in the attached Exhibit "A" respecting Private Line Service.


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
                     Standard Service Level Agreement (SLA)

                    INTERNATIONAL / US NATIONAL PRIVATE LINE

International/National Private Line service will be backed by a Standard Service Level Agreement that has two components: a Service Delivery SLA and a Network Performance SLA.

NOTE: The total number of credits per month for both Service Delivery is limited to four days.

SERVICE DELIVERY SLA

---------------------------------------------------------------------------------------------------------------
US ON-NET CITY                              STANDARD SERVICE DELIVERY INTERVALS
(US NPLS AND IPL)
---------------------------------------------------------------------------------------------------------------
                            Nx64K, DS1, E1*                   DS3                         OC3/OC12
---------------------------------------------------------------------------------------------------------------
                            US NPLS      IPL                  US NPLS      IPL            US NPLS          IPL
---------------------------------------------------------------------------------------------------------------
On-Net                      20 working   20 working           30 working   30 working     40 working       30
                            days         days                 days         days           days
---------------------------------------------------------------------------------------------------------------
Off-Net building within     30 working   60 working           45 working   60 working     60 working       ICB
SSA (either end)            days         days                 days         days           days
---------------------------------------------------------------------------------------------------------------
Off-net building outside    30 working   60 working           45 working   60 working     70 working       ICB
SSA (within 50 miles)       days         days                 days         days           days
(either end)
===============================================================================================================
---------------------------------------------------------------------------------------------------------------
US DOMESTIC SERVED                          STANDARD SERVICE DELIVERY INTERVALS
OFF-NET CITY
---------------------------------------------------------------------------------------------------------------
                                   DSI                        DS3                         OC3
---------------------------------------------------------------------------------------------------------------
One side of the circuit     30 working days                   45 working days             60 working days (70
is served by an off-net                                                                   days would apply if
city POP                                                                                  the customer location
                                                                                          served by the gateway
                                                                                          city is outside of the
                                                                                          SSA)
===============================================================================================================
---------------------------------------------------------------------------------------------------------------

 *Off-net building must have DS3 local service availability in order to support **E1 delivery is available in NYC only and is dependent upon local availability of E1 delivery

- Single toll-free number to reach Level 3 Customer Service for all customer issues, including technical, billing, and product inquiries.

- Mean Time to Respond - Within 30 minutes

- 2 hour calendar month Average Time To Repair (ATTR)

If Level 3 fails to meet any of the guarantees above, Level 3 will review all reported failures at the end of the month, and calculate the applicable credits:

- Any customer inquiry to the Level 3 Customer Service Center that results in a Time to Respond of >30 minutes will result in a one day service credit when the customer notifies Level 3 of the failure.

- ATTR is calculated as a monthly average. All reported customer trouble tickets will be totaled over the month, then the average time to close each ticket will be calculated. If the ATTR is greater than 2 hours, the customer will receive a one day service credit.

- Credits will only be applied to events where the Customer reports a failure to the Level 3 Customer Care organization. Customers must report any Service Delivery failures within five business days of the event.

NETWORK PERFORMANCE SLA

o 99.99% Service Availability

o Target Bit Error Rate(1)

     End-to-end link (Level 3 on-net)        < 1 x 10[-11] at T1 Rate
                                             (equivalent rate for DSO 1 x 10[4])

     End-to-end link (Non-Level 3 access)    < 1 x 10[-7] (Dependent on local
                                             supplier)

* Target Severely Errored Seconds(2)

End-to-end link (Level 3 fiber access)       < 0.008%

End-to-end link (Non-Level 3 access)         < 0.013% (Dependent on local
                                             supplier)

> Availability refers to customer's access point to the Level 3 Backbone
  Network, including their Level 3 provided local access circuit.

> Availability does not include regularly scheduled or emergency maintenance events, or customer caused outages or disruptions.

> Customers may report service unavailability events of longer than 15 consecutive minutes to Level 3 customer service within 48 hours of the event. If the event is confirmed by Level 3 customer service, the customer will receive a pro-rated service credit that equals the time of the unavailability.

NOTES:

> All measurements are based on monthly averages.

> These guarantees only apply to the Level 3 Network (including the Local Access to the customer). They do not apply to off-net city circuits which do not transit the Level 3 Backbone Network (or the portion the circuit which does not transit the Level 3 Backbone)

> This SLA does not apply to periods of regularly scheduled or emergency maintenance that Level 3 performs on its network or associated hardware and software.

> Credits will only be applied to events where the Customer reports a network performance failure to the Level 3 Customer Care organization.

> Customers must report any Network Performance failures (unavailability or delay) within 48 hours (two business days) of the service affecting event in order to receive a credit. Customers must report any Service Delivery failures within five business days of the event.

---------
(1) Bit Error Rate Figure excludes periods of more than 10 seconds having error rates equal to, or worse than 1 x 10[-3]

(2) Severely Errored Seconds have bit error rates, to, or worse than 1 x 10[-3]


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
                        ADDITIONAL TERMS AND CONDITIONS
                        FOR TELEPHONY AND IP COLOCATION

The following additional terms and conditions are applicable where, pursuant to a Customer Order, Customer orders the use of space within Level 3 gateways to be used for the purpose of colocating telecommunications equipment or equipment used for connection to the internet (the "Space").

1. Customer is granted the right to occupy the Space identified in a Customer Order. Customer shall be permitted reasonable access to the Space subject to any and all rules, regulations and access requirements imposed by Level 3 governing such access. Customer may submit multiple Customer Orders requesting use of different Space, each of which shall be governed by the terms hereof.

2. Customer shall be permitted to use the Space only for placement and maintenance of communications equipment. The nonrecurring and monthly recurring charges for the Space and any Services ordered by Customer shall be set forth in each Customer Order. Customer hereby agrees, within six (6) months of ordering such Space, to use the Space for placement and maintenance of telecommunications or internet access equipment. In the event Customer fails to fill said Space as set forth herein, Level 3 has the right to reclaim the proportion of Space not being used exclusively as indicated above, if the same is not cured within forty-five (45) days' prior notice thereof to Customer. Customer agrees to immediately vacate such recaptured Space and Level 3 shall reduce the Colocation fees allocated to such recaptured Space. Customer further agrees that no refunds shall be made to Customer regarding such recaptured Space.

3. Level 3 shall perform such janitorial services, environmental systems maintenance, power plant maintenance and other actions as are reasonably required to maintain the gateway in which the Space is located in a condition which is suitable for the placement of telecommunications and internet access equipment. Customer shall maintain the Space in an orderly and safe condition, and shall return the Space to Level 3 at the conclusion of the term set forth in the Customer Order in the same condition (reasonable wear and tear excepted) as when such Space was delivered to Customer. EXCEPT AS EXPRESSLY STATED HEREIN OR IN ANY CUSTOMER ORDER, THE SPACE SHALL BE DELIVERED AND ACCEPTED "AS IS" BY CUSTOMER, AND NO REPRESENTATION HAS BEEN MADE BY LEVEL 3 AS TO THE FITNESS OF THE SPACE FOR CUSTOMER'S INTENDED PURPOSE.

4. The term of use of the Space shall begin on the later to occur of the date requested by Customer or the date that Level 3 completes the build-out of the Space. Customer's use of the Space beyond the initial term shall be on a month-to-month basis, unless Customer and Level 3 have agreed in writing to a renewal of the right to use such Space. Customer hereby agrees to pay for the Space and any related Services for the term of this Agreement. The rates and other charges set forth in each Customer Order are established in reliance on the term commitment made therein. In the event that Customer terminates a Customer Order for Space which is accepted by Level 3 or in the event that the Customer Order is terminated due to a failure of Customer to satisfy the requirements set forth herein or in the Customer Order prior to the end of the agreed term, Customer shall pay a termination charge equal to the costs incurred by Level 3 in returning the Space to a condition suitable for use by other parties, plus the percentage of the monthly recurring fees for the terminated Space calculated as follows:

a. 100% of the monthly recurring fees that would have been charged for the space for months 1-12 of the agreed term; plus

b. 75% of the monthly recurring fees that would have been charged for the Space for months 13-24 of the agreed term; plus

c. 50% of the monthly recurring fees that would have been charged for the Space for months 25 through the end of the agreed term.

In the event that a Revenue Commitment is made and is then being satisfied by Customer, Customer may terminate the Space ordered pursuant to a Customer Order without payment of the termination, charge specified above; PROVIDED, HOWEVER, that Customer shall be responsible for payment of Level 3's then-current standard nonrecurring charges applicable to such termination.

5. Level 3 shall use reasonable efforts to complete the build-out and make the Space available to Customer on or before the date requested by Customer. In the event that Level 3 fails to complete the build-out within sixty (60) days of the date requested by Customer, then Customer may terminate its rights to use such Space and receive a refund of any fees paid for the use or build-out of such Space.

6. Customer shall abide by any posted or otherwise communicated rules relating to use of, access to, or security measures respecting the Space. Customers use of the Space will be immediately terminated in the event Customer or any of its agents or employees is found in Level 3's gateway with any firearms, drugs, alcohol or is found engaging in any criminal activity, eavesdropping, foreign intelligence, card selling or slamming. Persons found engaging in any such activity or in possession of the aforementioned prohibited items will be immediately escorted from the gateway. In the event that unauthorized parties gain access to the Space through access cards, keys or other access devices provided to Customer, Customer shall be responsible for any damages incurred as a result thereof. Customer shall be responsible for the cost of replacing any security devices lost or stolen after delivery thereof to Customer. In addition, Level 3 shall have the right to terminate Customer's use of the Space or the Services in the even that: (a) Level 3's rights to use the facility within which the Space is located terminates or expires for any reason; (b) Customer has violated the terms hereof or of any Customer Order submitted hereunder; (c) Customer makes any material alterations to the Space without first obtaining the written consent of Level 3; (d) Customer allows personnel or contractors to enter the Space who have not been approved by Level 3 in advance; or (e) Customer violates any posted or otherwise communicated rules relating to use of or access to the Space. With respect to items (b), (c), (d) and (e) immediately above, unless the same interferes or has the potential to interfere with other Level 3 Colocation customers, Level 3 shall provide Customer a written notice of the foregoing and a 10-day opportunity to cure the same before terminating Customer's rights to the Space.

7. Customer may sublease the Space under the following conditions: i) all proposed sublessees must be approved, in writing, by Level 3 in Level 3's sole discretion; ii) Customer hereby guarantees that all Sublessees shall abide by all terms and conditions set forth between Customer and Level 3; iii) Customer shall indemnify, defend and hold Level 3 harmless from all claims brought against Level 3 arising from any act or omission of any subcontractor and iv) any sublessee shall be considered customer's agent and all of sublessees' acts and omissions and usage of the Space or Services hereunder shall be attributable to Customer for the purposes of these Terms and Conditions.

8. Level 3 reserves the right to change the location or configuration of the Space, provided, however, that Level 3 shall not arbitrarily or discriminatorily require such changes. Level 3 and Customer shall work in good faith to minimize any disruption in Customer's services that may be caused by such changes in location or configuration of the Space.

9. Prior to occupancy and during the term of use of any Space, Customer shall procure and maintain the following minimum insurance coverage: (a) Workers' Compensation in compliance with all applicable statutes of appropriate jurisdiction. Employer's Liability with limits of $500,000 each accident; (b) Commercial General Liability with combined single limits of $1,000,000 each occurrence; and (c) "All Risk" Property insurance covering all of Customers personal property located in the Space. Customer's Commercial general Liability policy shall be endorsed to show Level 3 (and any underlying property owner, as requested by Level 3) as an additional insured. All policies shall provide that Customer's insurers waive all rights of subrogation against Level 3. Customer shall furnish Level 3 with certificates of insurance demonstrating that Customer has obtained the required insurance coverages prior to occupancy of the Space. Such certificates shall contain a statement that the insurance coverage shall not be materially changed or cancelled without at least thirty (30) days prior written notice to Level 3. Customer shall require any contractor entering the Space on its behalf to procure and maintain the same types, amounts and coverage extensions as required of Customer above.

10. Customer may order and pay for Level 3 to perform certain limited ("remote hands") maintenance services on Customer's equipment within the space, which shall be performed in accordance with Customer's directions. "Remote hands" maintenance services includes power cycling equipment. Level 3 shall in no event be responsible for the repair, configuration or tuning of equipment, or for installation of Customer's equipment (although Level 3 will provide reasonable assistance to Customer in such installation).

                      ADDITIONAL TERMS AND CONDITIONS FOR
              DEDICATED, RAPID ACCESS AND DIAL UP INTERNET ACCESS

The following additional terms and conditions are applicable where, pursuant to a Customer Order, Customer orders dedicated, rapid access and/or dial-up Internet Access Service (the "Internet Access Services").

1. Any state or federal tariffs applicable to the Internet Access Services to be delivered under any Customer Order are incorporated into the terms thereof. The Internet Access Services shall at all times be used in compliance with Level 3's then-current Acceptable Use Policy and Privacy Policy, as amended by Level 3 from time to time and which are available through Level 3's web site.

2. The nonrecurring charges and monthly recurring rates for the Internet Access Services provided by Level 3 to Customer are set forth in each Customer Order.

3. The rates and other charges set forth in each Customer Order are established in reliance on the term and/or volume commitment made therein, and Customer agrees to pay the same. In the event that Customer terminates Internet Access Services ordered in any Customer Order which is accepted by Level 3 or in the event that the delivery of Internet Access Services is terminated due to a failure of the Customer to satisfy the requirements set forth herein or in the Customer Order prior to the end of the agreed term, Customer shall (unless Customer has made a Revenue Commitment) pay a termination charge equal to the percentage of the monthly recurring charges for the terminated Internet Access Services calculated as follows:

a. 100% of the monthly recurring charge that would have been incurred for the Internet Access Service for months 1-12 of the agreed term; plus

b. 75% of the monthly recurring charge that would have been incurred for the Internet Access Service for months 13-24 of the agreed term; plus

c. 50% of the monthly recurring charge that would have been incurred for the Internet Access Service for months 25 through the end of the agreed term.

Customer may, in the event that a Revenue Commitment is made and is then being satisfied by Customer, terminate, rearrange or reconfigure the Internet Access Services ordered under a Customer Order without payment of the termination charge specified above; PROVIDED, HOWEVER, that Customer shall be responsible for payment of Level 3's then-current standard nonrecurring charge applicable to such termination, rearrangement or reconfiguration.

4. Level 3 provides only access to the Internet; Level 3 does not operate or control the information, service, opinions or other content of the Internet. Customer agrees that it shall make no claim whatsoever against Level 3 relating to the content of the Internet or respecting any information, product, service or software ordered through or provided by virtue of the Internet.

5. This Section 5 applies only to Customers who order Dial-Up Internet Access Services. The Dial-Up Internet Access Services shall be used only by an officer, director, employee or agent ("Employee") of Customer. Customer shall assure that each Employee accessing the Dial-Up Internet Access Service abides by these Terms and Conditions. Prior to any Employee accessing Dial-Up Internet Access Services, such Employee will be required to accurately complete an on-line registration process. During this registration process, each Employee will be required to identify himself/herself through some means satisfactory to Level 3. Pursuant to the registration process, by clicking an "ACCEPT" icon, each Employee will (i) agree to accurately complete the registration; (ii) agree to abide by all of the provisions, terms, limitations, conditions and restrictions of these Terms and Conditions; and (iii) agree to use the Dial-Up Internet Access Services in accordance with any requirements set forth in the online registration process and for the legitimate business purposes of Customer only. Each Employee will also receive a password which such Employee will agree to keep in strict confidence and which will be required whenever accessing the Dial-Up Internet Access Services.

6. If Customer orders Burstable Dedicated Internet Access Services pursuant to a Customer Order, the Customer shall be permitted to make two (2) changes to its Committed Data Rate each contract year, provided that such change be to a higher Committed Data Rate.

7. This Section 7 applies only to Customers who order Dedicated Internet Access and Rapid Access Services. Level 3 makes the following Service Level Agreements attached as Exhibit "A" respecting Dedicated Internet Access and Rapid Access Service.

                     Standard Service Level Agreement (SLA)
                                   Release 1
                           INTERNET DEDICATED ACCESS

Dedicated Internet Access service will be backed by a Standard Service Level Agreement that has two components: a Service Delivery SLA and a Network Performance SLA.

NOTE: The total number of credits per month for both Service Delivery and Network Performance is limited to four days.

SERVICE DELIVERY SLA
o 30 Calendar Day Installation Guarantee for Customers buying Dedicated Internet Access in speeds from 64 Kbps - 1.544 Kbps within the Standard Service Area.
o 45 Calendar Day Installation Guarantee for Customers buying Dedicated Internet Access in speeds from 3 Mbps - 45 Mbps within the Standard Service Area.
o Single toll-free number to reach Level 3 Customer Service for all customer service issues, including technical, billing, and product inquiries.
o Time to Respond - Within 30 minutes.
o 2 hour calendar month Average Time To Repair (ATTR).

If Level 3 fails to meet any of the guarantees above, Level 3 will review all reported failures at the end of the month, and calculate the applicable credits:

> Any customer inquiry to the Level 3 Customer Service Center that results in a Time to Respond of >30 minutes will result in a one day service credit when the customer notifies Level 3 of the failure.

> ATTR is calculated as a monthly average. All reported customer trouble tickets will be totaled over the month, then the average time to close each ticket will be calculated. If the ATTR is greater than 2 hours, the customer will receive a one day service credit.

> Credits will only be applied to events where the Customer reports a failure to the Level 3 Customer Care organization. Customers must report any Service Delivery failures within five business days of the event.

NETWORK PERFORMANCE SLA
o SERVICE AVAILABILITY

> Availability refers to customer's access point to the Level 3 Internet network, including their Level 3 provided local access circuit, and the customer's port.

> Unavailability Events are defined as an outage of the Level 3 provided local access circuit and the customer's port of longer than 15 consecutive minutes.

> The Availability Guarantee does not extend to the performance of Internet networks controlled by other companies, or traffic exchange points (including NAPs and MAEs) which are controlled by other companies.

> Availability does not include regularly scheduled or emergency maintenance events, or customer caused outages or disruptions.

> Customer may report service availability event of longer than 15 consecutive minutes to Level 3 customer service within 48 hours of the event. If the event is confirmed by Level 3 customer service, the customer will receive a pro-rated service credit that equals the time of the unavailability.

                      ADDITIONAL TERMS AND CONDITIONS FOR
           MANAGED MODEM - DEDICATED, QUICKSTART AND TRANSIT SERVICES

The following additional terms and conditions are applicable where, pursuant to a Customer Order Customer orders services required to allow access to "Dedicated Services," "Dedicated Service with QuickStart" and "Transit Services" as offered by Level 3 (the "Managed Modem Services") ordered by Customer under any Customer Order.

1. Any state or federal tariffs applicable to the Managed Modem Services to be delivered under any Customer Order are incorporated into the terms thereof. The Managed Modem Services shall at all times be used in compliance with Level 3's then-current Acceptable Use Policy and Privacy Policy, as amended by Level 3 from time to time and which are available through Level 3's web site.

2. In the event Customer orders "Dedicated Service," end user traffic will be routed through and aggregated in Level 3's facility, sent to the Customer's Premises via a dedicated circuit, and then routed to its final destination by Customer. In the event that Customer orders "Transit Services," End User traffic will be routed to Level 3's facility and then routed to its final destination by Level 3 via the Internet. Dedicated Service with "QuickStart" will initially be provisioned to the Customer in the same fashion as Transit Services, until such time as Level 3 has provisioned the dedicated circuit to send end user traffic from Level 3's facility to the Customer's Premises. QuickStart will then be migrated to standard Dedicated Service. Customers ordering Dedicated Services will be required to make a portion of the Premises available to Level 3 for the placement of equipment necessary to provide such Dedicated Services. For Dedicated Service, all Customer CPE as well as the private line necessary to support this service will be ordered, installed and managed by Level 3. Any telephone numbers used in providing the Managed Modem Services shall be released to Customer upon expiration or termination hereof to the extent that it is technically feasible for Level 3 to port packet switched telephone numbers and then only if Customer is in compliance with all of the terms contained herein or in the General Terms and Conditions.

3. Section 1.1 of the General Terms and Conditions for Delivery of Service notwithstanding, a Customer order for Managed Modem Service shall be accepted by Level 3 once Level 3 has provisioned and tested the ports. Customer's billing respecting said ports shall commence once tested and found to be functioning properly by Level 3 notwithstanding Customer's: i) refusal to accept the ports or ii) Customer's refusal to acknowledge communications by Level 3 to Customer respecting the ports. Termination liability shall apply once a Customer Order for these Services is accepted by Level 3.

4. Customer shall have the option to purchase twenty percent (20%) port overage from Level 3. If ordered, Level 3 shall provision an additional twenty percent (20%) of ports over the number of ports actually ordered by Customer to accept Customer traffic in the event Customer's traffic bursts and its usage exceeds the capacity of the ports actually ordered. In the event Customer chooses not to purchase twenty percent (20%) port overage from Level 3, if the Customer's traffic bursts as set forth above, Customer will get a busy signal in the event its ordered capacity is exceeded.

5. Customer must utilize all Managed Modem ports provisioned hereunder at no less than fifty percent (50%) of the capacity of such port. Customer agrees to allow Level 3 to monitor Customer's utilization of the ports provisioned herein. In the event Customer is Under-Utilizing (as defined below) such ports, Level 3 retains the right to reclaim such ports after which Customer shall have no further right to use the ports Under-Utilized. Termination liability shall apply to any ports reclaimed pursuant to this paragraph.

6. The nonrecurring charges and monthly recurring rates for the Managed Modem Services provided by Level 3 to Customer shall be set forth in each Customer Order. Level 3 will dedicate the specified number of ports to Customer in the Level 3 facilities as identified in each Customer Order. Customer may be responsible for additional monthly charges if Customer's use of the Managed Modem Services requires and utilizes more ports than the number committed to and ordered by Customer.

7. The rates and other charges set forth in each Customer Order are established in reliance on the term commitment made therein, and Customer agrees to pay the same. In the event that Customer terminates Managed Modem Services ordered in any Customer Order which is accepted by Level 3 or in the event that the delivery of Managed Modem Services is terminated due to a failure of Customer to satisfy the requirements set forth herein or in the Customer Order prior to the end of the agreed term, Customer shall (unless Customer has made a Revenue Commitment) pay a termination charge equal to the percentage of the monthly recurring charges for the terminated Managed Modem Services calculated as follows:

a. 100% of the monthly recurring charge that would have been incurred for the Managed Modem Service for months 1-12 of the agreed term; plus

b. 75% of the monthly recurring charge that would have been incurred for the Managed Modem Service for months 13-24 of the agreed term; plus

c. 50% of the monthly recurring charge that would have been incurred for the Managed Modem Service for months 25 through the end of the agreed term.

Customer may, in the event that a Revenue Commitment is made and is then being satisfied by Customer, terminate, rearrange or reconfigure the Managed Modem Services ordered under a Customer Order without payment of the termination charge specified above; PROVIDED, HOWEVER, that Customer shall be responsible for payment of Level 3's then-current standard nonrecurring charges for such termination, rearrangement or reconfiguration.

8. Level 3 provides only access to the Internet; Level 3 does not operate or control the information, services, opinions or other content of the Internet. Customer agrees that it shall make no claim whatsoever against Level 3 relating to the content of the Internet or respecting any information, product, service or software ordered through or provided by virtue of the Internet.

9. Level 3 makes the Service Level Agreement attached as Exhibit "A" respecting Managed Modem Services.

                     Standard Service Level Agreement (SLA)
                                   Release 1
                                 Managed Modem


Managed Modem service will be backed by a Service Delivery SLA.

NOTE: The total number of credits per month is limited to four days.


Service Delivery SLA

o 30 Calendar Day Installation Guarantee for Customers buying Managed Modem service in speeds from 64 Kbps -- 1,544 Kbps within the Standard Service Area.

o 45 Calendar Day Installation Guarantee for Customers buying Managed Modem service in speeds from 3 Mbps -- 45 Mbps within the Standard Service Area.

o Single toll-free number to reach Level 3 Customer Service for all customer issues, including technical, billing, and product inquiries.

o  Time to Respond - Within 30 minutes

o  2 hour calendar month Average Time To Repair (ATTR)

If Level 3 fails to meet any of the guarantees above, Level 3 will review all reported failures at the end of the month, and calculate the applicable credits:

> Any customer inquiry to the Level 3 Customer Service Center that results in a Time to Respond of >30 minutes will result in a one day service credit when the customer notifies Level 3 of the failure.

> ATTR is calculated as a monthly average. All reported customer trouble tickets will be totaled over the month, then the average time to close each ticket will be calculated. If the ATTR is greater than 2 hours, the customer will receive a one day service credit.

> Credits will only be applied to events where the Customer reports a failure to the Level 3 Customer Care organization. Customers must report any Service Delivery failures within five business days of the event.

                       ADDITIONAL TERMS AND CONDITIONS FOR
                                 IP CROSSROADS


The following additional terms and conditions are applicable where, pursuant to a Customer Order, Customer orders IP CrossRoads.


1. Any state or federal tariffs applicable to the IP CrossRoads Services to be delivered under any Customer Order are incorporated into the terms thereof. The IP CrossRoads Services shall at all times be used in compliance with Level 3's then-current Acceptable Use Policy and Privacy Policy, as amended by Level 3 from time to time and which are available through Level 3's web site.

2. The nonrecurring charges and monthly recurring rates for the IP CrossRoads Services provided by Level 3 to Customer are set forth in each Customer Order.

3. The rates and other charges set forth in each Customer Order are established in reliance on the term and/or volume commitment made therein, and Customer agrees to pay the same. In the event that Customer terminates IP CrossRoads Services ordered in any Customer Order which is accepted by Level 3 or in the event that the delivery of IP CrossRoads Services is terminated due to a failure of Customer to satisfy the requirements set forth herein or in the Customer Order prior to the end of the agreed term, Customer shall (unless Customer has made a Revenue Commitment) pay a termination charge equal to the percentage of the monthly recurring charges for the terminated IP CrossRoads Services calculated as follows:

a. 100% of the monthly recurring charge that would have been incurred for the IP CrossRoads Service for months 1-12 of the agreed term; plus

b. 75% of the monthly recurring charge that would have been incurred for the IP CrossRoads Service for months 13-24 of the agreed term; plus

c. 50% of the monthly recurring charge that would have been incurred for the IP CrossRoads Service for months 25 through the end of the agreed term.

Customer may, in the event that a Revenue Commitment is made and is then being satisfied by Customer, terminate, rearrange or reconfigure the IP CrossRoads Services ordered under a Customer Order without payment of the termination charge specified above; PROVIDED, HOWEVER, that Customer shall be responsible for payment of Level 3's then-current standard nonrecurring charges applicable to such termination, rearrangement or reconfiguration.

4. Level 3 provides only access to the Internet; Level 3 does not operate or control the information, services, opinions or other content of the Internet. Customer agrees that it shall make no claim whatsoever against Level 3 relating to the content of the Internet or respecting any information, product, service or software ordered through or provided by virtue of the Internet.

5. If Customer orders IP CrossRoads Services pursuant to a Customer Order, the Customer shall be permitted to make two (2) changes to its Committed Data Rate each contract year, provided that such change be a higher Committed Data Rate.

6. Level 3 reserves the right, but does not undertake the obligation, to provide any Customer or potential customer bound by a Nondisclosure Agreement access to a list of (i) Level 3's Customers which are connected to the IP CrossRoads Intra-Gateway Exchange Network Platform; and/or (ii) Autonomous Systems Internet Network Platform. By this Agreement, Customer consents to such disclosures.

Level 3 makes no guarantee of any Customer's willingness to exchange Internet traffic with any other customer. Level 3 will, however, use reasonable efforts to arrange an introduction between customers or prospective customers bound by a Nondisclosure Agreement to facilitate an agreement between them respecting the exchange of Internet traffic.

Level 3 undertakes no obligations and accepts no liability for the configuration, management, performance or any other issue relating to Customer's routers or other customer provided equipment used for access to or the exchange of traffic in connection with Level 3's IP CrossRoads Service.

7. Level 3 makes the Service Level Agreement attached as Exhibit "A" respecting IP CrossRoads Service.

[LOGO]

SERVICE LEVEL AGREEMENT

Level 3 IP CrossRoads Service is backed by the following Service Level Agreement. If the Level 3 Obligation is missed, the credit set forth below will be issued to the Customer when requested.

-------------------------------------------------------------------------------
Level 3 Obligation                                                       Credit
-------------------------------------------------------------------------------
INSTALLATION - Level 3 guarantees installation of IP CrossRoads          1 day
Service in Level 3's standard service area within the following time frames upon Level 3's acceptance of a Customer order: 20 business days or less for Ethernet port speeds of 10Mbps, 100Mbps, or 1000Mbps terminating in Level 3 Collocation
-------------------------------------------------------------------------------
RESPONSE TIME - Level 3's response time to any issue reported to and     1 day
confirmed by Level 3 Customer Service will be 30 minutes or less. As soon as an issue is reported. Level 3 will open a trouble ticket.

RESOLUTION TIME - Level 3's mean time to resolve ("MTTR") Customer issues relating to the technical performance or nonperformance of
Level 3's IP CrossRoads Service will be 2 hours or less, on a monthly    1 day
average basis. MTTR is calculated by taking the monthly aggregate of time to close all trouble tickets relating to the technical performance of Level 3's IP CrossRoads Service, divided by the number of trouble tickets opened that month.

The Response Time and Resolution Time Obligations are depicted on the timeline below:

                   <--30 min.--> <-------2 hrs.----->
        O--------------------------------------------------->
     Customer  Customer  Response Time       Resolution Time
      Issue    Notifies  (ticket opened)     (ticket closed)
               Level 3
-------------------------------------------------------------------------------
100% SERVICE AVAILABILITY - Service Unavailability means an IP           1 day
CrossRoads outage was confirmed by Level 3 Customer Service. This outage is reported by a Customer within 48 hours of the outage, which relates to the Customer's access point on the Level 3 Internet
Network, including the Customer's Level 3-provided port and local access circuit. Service Unavailability does not include outages associated with maintenance events, customer-caused outages or disruptions, the performance of Internet networks controlled by other companies, or traffic exchange points that are controlled by other companies. Customers will receive credits, calculated monthly as an aggregate of all Service Unavailability events in 15-minute
increments.
-------------------------------------------------------------------------------
DELAY GUARANTEE - 40 ms one-way. Delay refers to the one-way average     1 day
delay over a calendar month of traffic between all major gateways on the Level 3 U.S. Internet Network. Delay does not apply to Customer's local access circuit, transit or peering connections, circuits to the traffic exchange points, maintenance events, or to customer-caused outages or disruptions. Customer may obtain a report from Level 3 if there is a question whether a delay has occurred. This request must be made within five (5) days from the last day of the month in question.
-------------------------------------------------------------------------------
Contact Level 3 Customer Service toll-free at: 1-877-4LEVEL3 (877-453-8353) for all issues, including technical, billing, and product inquiries.

  THE TOTAL NUMBER OF CREDITS PER MONTH IS LIMITED TO FIVE (5) DAYS. CUSTOMER
         MUST REQUEST CREDITS WITHIN FIVE DAYS OF THE END OF ANY MONTH
                              TO RECEIVE CREDITS.

                           ADDENDUM TO SERVICE ORDER

     This Addendum (the "Addendum") modifies that certain terms and Conditions for Delivery of Service ("Terms and Conditions") version number 2.6 between TELOCITY, INC., FORMERLY KNOWN AS MACH ONE ("Customer") and Level 3 Communications, LLC ("Level 3") dated 8/23/1999. Capitalized terms used but not defined herein shall have the meanings set forth in the Terms and Conditions. The terms and conditions contained in this Addendum modify the Terms and Conditions in the following respects:

1.   DISCONTINUANCE OF CUSTOMER ORDER BY CUSTOMER. The first sentence of
Section 3.4 shall be modified by replacing "eight (8)" with "four (4)" and subsection (ii) shall be deleted in its entirety.

2. TITLE AND POWER. Section 4.3 shall be modified by replacing the first sentence with the following: "Title to all equipment and devices supplied by Level 3 and used by Level 3 in the furnishing of the Services, including all terminal equipment, wires, lines, circuits, ports, routers, switches, channel service units, data service units, cabinets, racks, private rooms and the like, shall remain with Level 3."

3. ENTIRE UNDERSTANDING. Section 8.8 shall be modified by adding the following sentence to the end of such section: "The Terms and Conditions and the Addendum shall only be modified in writing, specifically referencing the document to be modified and shall be signed by both parties."

4. RAMP PERIOD. "Ramp Period #1 shall mean that date [*] after the acceptance of the first Customer Order for Services. "Ramp Period #2" shall mean that date [*] after the acceptance of the first Customer Order for Services.

5. REVENUE COMMITMENT. Customer hereby commits that, by Ramp Period #1, Customer will submit Customer Orders and pay the Monthly Recurring Charges for no less than two hundred fifty thousand dollars ($250,000). Customer further commits that, by Ramp Period #2, Customer will submit Customer Orders and pay the Monthly Recurring Charges for no less than five hundred thousand dollars ($500,000). The Monthly Recurring Charges shall include those payments made to Level 3 for Services pursuant to this Addendum. The commitment set forth above is a "take or pay" commitment; in the event that Customer has not submitted Customer Orders for the agreed amount on or prior to the respective Ramp Period, Customer will be billed for, and will be obligated to pay the Monthly Recurring Charges for a minimum term of three (3) years, from the acceptance of the first Customer Order for Services.

6. SUBSTITUTE SERVICES. In the event Customer orders Services provided by Level 3, on Level 3's existing network, and such Services are not available for Customer's use within ninety (90) days after Customer has given written notice to Level 3 requesting such Services, customer may order such Services from another provider at Customer's sole cost and expense. The actual costs incurred for such substitute Services shall be included in Customer's Revenue Commitment as described above.

7. FUTURE SERVICES. The parties acknowledge that Customer desires to order certain Services in Phoenix, Arizona, although Level 3 does not currently provide such Services in Phoenix, Arizona. The parties further acknowledge that when Level 3 provides such Services in Phoenix, Arizona, Level 3 will reconfigure the then current Services being provided to Customer so that those Services shall include Phoenix, Arizona with no additional installation charges to Customer.


[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

8. CROSS CONNECTIONS. Level 3 hereby agrees to provide for the termination of third-party circuits via cross connects on a reasonable and non-discriminatory basis. Level 3 cross connection charges described above shall not exceed [*] per cross connect per month. Such cross connects shall be delivered to Customer at Customer's collocation Space in a reasonably timely manner and in no case greater than ten (10) business days following Level 3's receipt and acceptance of a circuit facilities assignment and a design layout record from Customer.

9. BUILD-OUT PLAN. Attached hereto and incorporated herein as Exhibit A is a Build-Out Staging Plan consisting of five parts in descending order of priority. In the event the stages cannot be built-out by Level 3 simultaneously, no charges will be due and payable for elements of a lower priority stage until each of the elements of the higher priority stages have been completed by Level 3; provided, however, Customer shall be responsible and obligated to pay for all actual usage of Services.

ADDITIONAL TERMS AND CONDITIONS FOR PRIVATE LINE SERVICE:

10. The Service Level Agreement for International/National Private Line is deleted in its entirety and replaced with the following:


[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

                    PRIVATE LINE
                                                                  [LEVEL 3 LOGO]


SERVICE LEVEL AGREEMENT


Level 3 Private Line Services (PLS) are backed by the following Service Level Agreement (SLA). If the Level 3 obligation is missed, the credit set forth below will be issued to the customer if requested, once verified by Level 3. The total number of credits per month is limited to the Monthly Recurring Charge (MRC) for the affected service. To receive credit if these obligations have not been met, the customer must contact Level 3 Customer Service within five (5) days of the end of the month for which credit is requested.

Level 3 provides a toll-free number connecting the customer to Level 3 Customer Service for all issues -- including technical, billing, and product inquiries; 1-877-4LEVELS (1-877-453-8353).

ORDER ACCEPTANCE DEFINITION

An order is accepted by Level 3 (for the purposes of this Installation Guarantee only) as soon as the Order Entry Specialist receives the order in Customer Implementation Management (CIM).

INDIVIDUAL CASE BASIS (ICB) DEFINITION

Individual case basis (ICB) is defined as a service where a standard service interval is not defined. For ICB categories, Level 3 will provide a Firm Order Commitment Date (FOC) for services as soon as possible. The FOC date is determined by a combination of Level 3 internal process as well as the dates supplied to Level 3 by Level 3 vendors (where applicable). These vendor-supplied FOC dates vary by vendor, region, and city.

CHANGES TO EXISTING ORDERS IN PROGRESS

The SLA implementation dates apply to intervals between original order date and original due date. If a customer requests a change to an order date during the implementation of a service, the following effects will occur;

                         CHANGES TO ORDERS IN PROGRESS

CHANGE ORDER PLACED                CHARGE                                  EFFECT ON DELIVERY
-------------------                ------                                  ------------------
1st Week of Order Process           $250               SLA implementation clock will begin again once change is accepted
2nd Week of Order Process           $250               SLA implementation clock will begin again once change is accepted
3rd Week of Order Process           $250               SLA implementation clock will begin again once change is accepted
4th Week of Order Process           $500               SLA implementation clock will begin again once change is accepted
< 3 Days Before Delivery       25% of MRC for          SLA implementation clock will begin again once change is accepted each week of
                               requested delay


Effective 9/1/99    For internal Use Only--Level 3 Communications, LLC    1 of 3

Level 3 will accept one requested change of delivery date per circuit order. Level 3 will begin billing the service on the day that the service is made available to the customer.

INSTALLATION OBLIGATIONS

Level 3 guarantees installation of its PLS within the following times beginning with Level 3's acceptance of a customer order (see definition of order acceptance on page 1) following Level 3's approval of client credit:


              National and International PLS (Gateway Cities Only)
------------------------------------------------------------------------------------------------------------------------------
                               LEVEL 3 OBLIGATION
------------------------------------------------------------------------------------------------
                                              STANDARD SERVICE DELIVERY INTERVALS BY PRODUCT
                                                             (BUSINESS DAYS)
                                          ------------------------------------------------------             CREDIT
        SERVICE                                                                   STM-1/OC-3/
                                              DS-1, E-1            DS-3              OC-12
                                          ------------------------------------------------------
                                              NPLS    IPL      NPLS    IPL       NPLS    IPL
------------------------------------------------------------------------------------------------------------------------------
  On-Net Gateway-to-Gateway,                   20      20       20      20        20      20          One (1) day for
  100% Level 3 Fiber                                                                                    each day missed
------------------------------------------------------------------------------------------------     (up to 4 days total
  Non-Level 3 Fiber Between                    40      40       60      60       ICB     ICB              credit)
  Gateways or Off-Net Within SSA
  (Either End)
------------------------------------------------------------------------------------------------------------------------------
  Outside SSA (<50 miles)                      40      ICB     ICB     ICB       ICB     ICB
  (Either End)
------------------------------------------------------------------------------------------------------------------------------

                                                       U.S. Metropolitan PLS
------------------------------------------------------------------------------------------------------------------------------
                                                         LEVEL 3 OBLIGATION
------------------------------------------------------------------------------------------------------         CREDIT

  SPEED OF           ON-NET BUILDING SERVICE INTERVAL*        OFF-NET BUILDING SERVICE INTERVAL*
  SERVICE
------------------------------------------------------------------------------------------------------
    E-1**                   20 business days                           45 business days                       One (1) day for
------------------------------------------------------------------------------------------------------          each day
    DS-1                    20 business days                           40 business days                       missed (up to
------------------------------------------------------------------------------------------------------         4 days total
    DS-3                    20 business days                           60 business days                          credit)
------------------------------------------------------------------------------------------------------
    STM-1                   20 business days                         Individual case basis
------------------------------------------------------------------------------------------------------
    OC-3                    20 business days                         Individual case basis
------------------------------------------------------------------------------------------------------
    OC-12                   20 business days                         Individual case basis
------------------------------------------------------------------------------------------------------
    OC-48                 Individual case basis                      Individual case basis
------------------------------------------------------------------------------------------------------
    OC-192                Individual case basis                      Individual case basis
------------------------------------------------------------------------------------------------------

  * Service interval dates exclude any additional riser infrastructure within a building required to reach the customer suite (where this infrastructure is not already in place).

  **E-1 Off-Net Metro Private Line is not a stand-alone service in the U.S. in the U.S., this service is sold only in conjunction with an International Private Line.
--------------------------------------------------------------------------------

Effective 9/1/99    For Internal Use Only--Level 3 Communications, LLC    2 of 3

AVAILABILITY OBLIGATIONS

Level 3 makes the following additional guarantees respecting it's PLS:

                       Private Line Services Availability

--------------------------------------------------------------------------------
                     LEVEL 3 OBLIGATION                               CREDIT*
--------------------------------------------------------------------------------
99.99% SERVICE ABILITY GUARANTEE*

Service Unavailability refers to a period during which there is a break in transmission, reported to and confirmed by Level 3 Customer Service. The start of the break is signaled by the first of ten consecutive severely erred seconds
("SESs"), as defined below, and the end is signaled by the first of ten consecutive non-SESs. An SES is a second with a bit error ratio of greater than or equal to 1 in 1000. Service Unavailability does not include SESs associated with maintenance events, customer-caused SESs or SESs caused by companies other than Level 3. Customers will receive credits, calculated monthly as an aggregate of all Service Unavailability events, in accordance with the chart below:

--------------------------------------------------------------------------------
              Service unavailable < 15 minutes                   no credit
--------------------------------------------------------------------------------
           Service unavailable 15 minutes-8 hours                3 hours credit*
--------------------------------------------------------------------------------
               Service unavailable 8-12 hours                   12 hours credit*
--------------------------------------------------------------------------------
              Service unavailable 12-16 hours                   18 hours credit*
--------------------------------------------------------------------------------
              Service unavailable 16-24 hours                   24 hours credit*
--------------------------------------------------------------------------------

*The total number of credits per month is limited to the Monthly Recurring
 Charge (MRC) for the afflicted service.

Service Availability is calculated from the ingress of the Level 3 Network to the egress of the Level 3 network. Where a customer is served directly by the Level 3 Metro networks (lit by Level 3 fiber) this parameter is extended to the customer building. Where we are dependent upon a third party for local connectivity to the backbone, the availability of 99.99% is applicable from Level 3 Gateway to Level 3 Gateway. For circuits terminating in Germany, the local loop will hold, and the availability target of 97.5% is applicable. Please see note on Germany below.

*NOTE: If the customer has signed a contract governed by German law, and/or Private Line service is provisioned in Germany, the following Availability Guarantee shall instead apply:

LOCAL LOOP GUARANTEE: 97.5% ANNUAL AVAILABILITY

The unavailability time is calculated as the total number of outages a customer experiences during a calendar month. The maximum unavailability time may vary depending on the total number of days in the month. Example, 352-day year, the unavailability maximum would be 211 hours. If Level 3 exceeds the maximum availability time of 211 hours over the first 12 months of the customer's contract, then Level 3 would be liable to pay the customer service credits for the unavailability time exceeding 211 hours.


Effective 9/1/99   For Internal Use Only - Level 3 Communications, LLC    3 of 3

ADDITIONAL TERMS AND CONDITIONS FOR TELEPHONE AND IP COLOCATION:

11. Section 8 shall be modified by adding the following sentence to the end of such section: "Level 3 agrees to pay for all actual reinstallation charges associated with a change in Customer's Space pursuant to this Section 8."

12. ROOF RIGHTS. "Level 3 shall use reasonable efforts to provide contact names and numbers to Customer to facilitate Customer's efforts in obtaining roof rights on various Level 3 Gateway facilities."

    IN WITNESS WHEREOF, the parties agree to the foregoing by executing this Addendum below, effective as of the date first set forth above.

CUSTOMER ACCEPTANCE                    LEVEL 3 ACCEPTANCE

By: /s/ Peter Olson                    By:
   ------------------------------         --------------------------------

Its:  [Illegible]                      Its:
   ------------------------------          -------------------------------

Date: 9/02/99                          Date:
    -----------------------------           ------------------------------

Level 3 Deployment

All pricing is based on 3 year term and $500,000 monthly volume commitment. Level 3 will give Telocity a 12 month ramp to reach this volume.

                  # of                                                                                   Year        Year
Collocation      Racks   NPA/NXX   Address                              Circuits            Price          2           3
-----------      -----   ------------------------------------------     --------            ----------------------------------------
                                      [*]
STAGE 5

Phoenix**            1   n/a                                            OC3 to Phoenix to
                                                                        Los Angeles and
                                                                        Phoenix to Dallas

** When Phoenix is available we wish to re-route the Dallas to Los Angeles link via Phoenix.

Level 3 will address this and provide an estimate date for a Phoenix gateway.

We will require roof rights/access in all locations for the purpose of installing a Skycache Satellite Feed Requirement under review.

We also require the ability to terminate circuits from 3rd party vendors at each of these locations. Approved.

* San Jose Location as Telocity's New Offices on 10355 N. DeAnza, Cupertino.

OC3 local loop pricing from Level 3 Sunnyvale gateway to 10355 N. DeAnza requires special pricing. [5-10 business days]

All Stages are to be built out simultaneously.

Billing of stages. However delivery is to be completed in staged order for the purposes of billing.

The whole of stage 1 must be completed before billing starts on any portion of the stage 1 build. The whole of stage 1 must be completed before billing will commence on stage 2 and so on with stage 3 Approved. However, Telocity will be billed for usage of any service.

Cableset pricing is the same as original proposal [$525 per each]. Qty. 17 cabinets = $8,925 per month

Bandwidth usage priced at 10-24 Mbps tier. [9Mbps shown here plus existing usage in Chicago]

[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

Telocity, Inc. Customer Order

Dated:    8/23/99
      -------------

10030   Telephony Colocation    [*]  [*]          [*]              [*]
10031   Telephony Colocation    [*]  [*]          [*]              [*]

                  Total:        [*]  [*]          [*]

CUSTOMER COMMITMENT

Volume: $500,000.00             Term 3 Year       Ramp Up (Months) 12

CUSTOMER APPROVAL:


This Customer Order is governed by the Level 3 Communications, LLC ("Level 3") General Terms and Conditions for Delivery of Service, its attachments, addenda, and Level 3 Quote Number 000008236 dated 8/17/98, all of which are attached hereto and referred to collectively as "the Agreement." All of the terms, conditions and definitions set forth in the Agreement are hereby incorporated into this Customer Order. Neither party shall be liable for any indirect, incidental, special, consequential, exemplary or punitive damages (including but not limited to damages for lost profits or lost revenues), whether or not caused by the acts or omissions or negligence of its employees or agents, and regardless of whether such party has been informed of the possibility or likelihood of such damages.

Other than the Agreement and the provisions set forth in this Customer Order, there are no other agreements, promises or understandings, whether written or verbal, relating to the subject matter hereof, which are not set forth in the Agreement or the Customer Order.

Telocity, Inc.

Authorized Signature: /s/ PETER OLSON

Name: Peter Olson

Title: C.T.O.


Level 3

Authorized Signature:

Name:

Title:

[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

[LEVEL (3) LOGO]

                                                TERM          VOLUME
                                                COMMITMENT    COMMITMENT

                                                3 Year        $500,000.00

Company Name:  Telocity

Address:       10355 N DE ANZA BLVD
               CUPERTINO, CA 95014-2027

Route Number:  000008236


Qty. Name/Gateway  Product Cd  Description       Term    Amount          Net NRC   Per Unit 1st Year MRC  2nd Year MRC  3rd Year MRC
---- ------------- ----------  ---------------   ------  --------------  --------- -------- ------------  ------------  ------------

                                                                [*]

[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

[LEVEL 3 LOGO]

PRICE QUOTE

Qty. Name/Gateway  Product Cd  Description       Term    Amount          Net NRC   Per Unit 1st Year MRC  2nd Year MRC  3rd Year MRC
---- ------------  ----------  -----------       ----    ------          -------   -------- ------------  ------------  ------------
[*]

                                                                               2


[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

[LEVEL(3) LOGO]

PRICE QUOTE

Qty. Name/Gateway  Product Cd  Description       Term    Amount          Net NRC   Per Unit 1st Year MRC  2nd Year MRC  3rd Year MRC
---- ------------  ----------  -----------       ----    ------          -------   -------- ------------  ------------  ------------
[*]


[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

[LEVEL(3) LOGO]

PRICE QUOTE

Qty. Name/Gateway  Product Cd    Description     Term      Amount        Net NRC   Per Unit 1st Year MRC  2nd Year MRC  3rd Year MRC
---- ------------  ----------  ----------------  ----    ----------      --------- -------- ------------  ------------  ------------
[*]

[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

[LEVEL(3) LOGO]

PRICE QUOTE

Qty. Name/Gateway  Product Cd    Description     Term      Amount        Net NRC   Per Unit 1st Year MRC  2nd Year MRC  3rd Year MRC
---- ------------  ----------  ----------------  ----    ----------      --------- -------- ------------  ------------  ------------

[*]



[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

[LEVEL(3) LOGO]

PRICE QUOTE

Qty. Name/Gateway  Product Cd    Description     Term      Amount        Net NRC   Per Unit 1st Year MRC  2nd Year MRC  3rd Year MRC
---- ------------  ----------  ----------------  ----    ----------      --------- -------- ------------  ------------  ------------
[*]


[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

[LEVEL(3) LOGO]

PRICE QUOTE

Qty. Name/Gateway  Product Cd    Description     Term      Amount        Net NRC   Per Unit 1st Year MRC  2nd Year MRC  3rd Year MRC
---- ------------  ----------  ----------------  ----    ----------      --------- -------- ------------  ------------  ------------
[*]


[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

[LEVEL(3) LOGO]

PRICE QUOTE

Qty. Name/Gateway  Product Cd    Description     Term      Amount        Net NRC   Per Unit 1st Year MRC  2nd Year MRC  3rd Year MRC
---- ------------  ----------  ----------------  ----    ----------      --------- -------- ------------  ------------  ------------
[*]



[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

[LEVEL(3) LOGO]

PRICE QUOTE

Qty. Name/Gateway  Product Cd    Description     Term      Amount        Net NRC   Per Unit 1st Year MRC  2nd Year MRC  3rd Year MRC
---- ------------  ----------  ----------------  ----    ----------      --------- -------- ------------  ------------  ------------
[*]

[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

[LEVEL(3) LOGO]

PRICE QUOTE

Qty. Name/Gateway  Product Cd    Description     Term      Amount        Net NRC   Per Unit 1st Year MRC  2nd Year MRC  3rd Year MRC
---- ------------  ----------  ----------------  ----    ----------      --------- -------- ------------  ------------  ------------
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


[*]

This Price Quote is governed by Level 3 Communications, LLC's Terms and Conditions for Delivery of Service (which are available for your review either upon request or on the Level 3 website), and shall be incorporated into the Customer Order submitted by Customer for the foregoing Service.


Price Quote valid through:


**Notes:

[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

                                    ADDENDUM

     This addendum (the "Addendum"), effective as of 8/23/99, 1999, modifies the Level 3 Terms and Conditions for Delivery of Service attached hereto plus all its exhibits addenda, and the Customer Order (all of which are executed concurrently herewith, attached hereto, and referred to herein, collectively, as the "Terms & Conditions") by and between Level 3 Communications, LLC ("Level 3") and Telocity, Inc. ("Customer") formerly known as MachOne Communications, Inc. Capitalized terms used but not defined herein shall have the meanings set forth in the Terms & Conditions. The provisions, terms and conditions contained in this Addendum modify the Terms and Conditions, as set forth below. In the event that any provision, term or condition of this Addendum conflicts with, or is deemed to conflict with, any provision of the Terms and Conditions, then this Addendum shall control. This addendum may only be modified by a written document, specifically stating that it is intended to modify this Addendum, signed by both parties:

        CHANGES TO GENERAL TERMS AND CONDITIONS FOR DELIVERY OF SERVICE

     The Terms and Conditions is hereby amended by:

     1. In Section 4.2 replacing the words "...pay Level three the cost to repair any damage to the Facilities caused thereby; and (2) be responsible for the payment of service charges..." with the words:

     "... pay Level three the reasonable cost to repair any damage to the Facilities cause thereby; and (2) be responsible for the payment of reasonable service charges...".

     2. Replacing the first sentence of Section 4.3 with the following sentence:

     "Title to all equipment and devices supplied by Level 3 and used by Level 3 in the furnishing of the Services, including all terminal equipment, wires, lines, circuits, ports, routers, switches, channel service units, data service units, cabinets, racks, private rooms and the like, shall remain with Level 3.

     3. By replacing the first sentence of Section 6.1 with the following sentence:

     "If and to the extent that Customer requires the use of Licensed Software in order to use the Services supplied under any Customer Order, then Customer shall have a non-exclusive, non-transferable (except as set forth in Section 8.2 of these Terms and Conditions) license to use such Licensed Software only and solely to the extent required to permit delivery of the Service."

     4. By replacing the first sentence of Section 8.2 with the following sentence:

     "Customer may not transfer or assign the use of the Service without the express prior written consent of Level 3, which consent shall not be unreasonably withheld, and then only when such transfer or assignment can be accomplished without interruption of the use or location of Service."


   MODIFICATIONS TO ADDITIONAL TERMS AND CONDITIONS FOR PRIVATE LINE SERVICE

     Section 3 of the Terms and Conditions, "Additional Terms and Conditions for Private Line

Service" is amended by adding to the end of that section of new paragraph as follows:

     "Notwithstanding the above, Customer shall have the right to discontinue the Service prior to the end of the agreed term with respect to which a Service order has been executed without payment of any of the termination charges set forth above if such Service [*] Customer must exercise its right to terminate under this Section, in writing, no later than thirty
     (30) days after the failure which gave rise to the right to terminate. The termination right granted herein shall not be applicable to Service failures which are caused by Customer, End User or any third party over whom Level 3 does not have direct control, which result from failure of power or equipment provided by Customer or third parties, which occur or continue during any period in which Level 3 is not given access to the Premises, provided that such access would have allowed Level 3 to remedy such failure, or which result from scheduled maintenance and repair."


            MODIFICATIONS TO STANDARD SERVICE LEVEL AGREEMENT (SLA)

                     INTERNATIONAL/US NATIONAL PRIVATE LINE

     The Terms and Conditions, "Service Level Agreement for International/US National Private Line" is amended by:

     1. Deleting the second paragraph stating: "NOTE: The total number of credits per month for both Service Delivery and Network Performance is limited to four days."

     2. Deleting from the section entitled "Network Performance SLA" the phrase "99.99% Service Availability" and replacing it with all of the following:


     Level 3's target service availability is 99.99%. Should Level 3's service availability fall below that level, Customer will receive a service credit based on the chart below:

     SERVICE LEVEL PERFORMANCE CREDIT IF SERVICE LEVEL NOT MET

     Availability           [*]                  [*]
     (monthly)

     Availability           [*]                  [*]
     (monthly)

     Availability           [*]                  [*]
     (monthly)

     Availability           [*]                  [*]
    (monthly)

                                   Noting that:

[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

                                      [*]

     A circuit is not Available during a period where there is a break in transmission, where the start of a break in transmission is signaled by [*]. For the purposes of the foregoing, the circuit shall be considered Available until Customer reports a failure to the Level 3 Customer Service and Support Organization (1-877-4Level3) and Level 3 opens a trouble ticket.

     In no event shall Customer's total circuit charge credits exceed 100% of Customer's total circuit charges in any one month period."


     3. Deleting the balance of the "Network Performance SLA" excepting the section entitled "NOTES".

     MODIFICATIONS TO ADDITIONAL TERMS AND CONDITIONS FOR TELEPHONY AND IP COLOCATION

     The Terms and Conditions, "Additional Terms and Conditions for Telephony and IP Colocation" is amended by:

     1.   Deleting Section 2 and replacing it with the following provision:

     "Customer shall be permitted to use the Space only for placement and maintenance of communications equipment. The nonrecurring and monthly recurring charges for the Space and any Services ordered by Customer shall be set forth in each Customer Order. Customer hereby agrees, within six (6) months of ordering such colocation Space, to use the Space for placement and maintenance of communications equipment. In the event customer fails to fill said Space, Level 3 has the right to reclaim the proportion of Space not being used exclusively as indicated above, upon forty-five (45) days' prior notice and opportunity to cure. Upon the expiration of such 45 day period, if Customer has not so cured, Customer shall immediately vacate such recaptured Space and Level 3 shall reduce the colocation fees allocated to such recaptured Space. No refunds shall be made to Customer regarding such recaptured Space."

     2. Adding to the end of Section 9 the following sentence to the end of that Section:

     "Level 3 shall pay for all reinstallation charges associated with a change in Customer's Space pursuant to this Section 9."


              MODIFICATIONS TO TERMS AND CONDITIONS IP COLOCATION
              ---------------------------------------------------

     The Terms and Conditions, "IP Colocation" is amended by:

     1.   Deleting Section 2 and replacing it with the following provision:

     "Customer shall be permitted to use the Space only for placement and maintenance of communications equipment. The nonrecurring and monthly recurring charges for the

[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

     Space and any Services ordered by Customer shall be set forth in each Customer Order. Customer hereby agrees, within six (6) months of ordering such colocation Space, to use the Space for placement and maintenance of communications equipment. In the event customer fails to fill said Space, Level 3 has the right to reclaim the proportion of Space not being used exclusively as indicated above, upon forty-five (45) days' prior notice and opportunity to cure. Upon the expiration of such 45 day period, if Customer has not so cured, Customer shall immediately vacate such recaptured Space and Level 3 shall reduce the colocation fees allocated to such recaptured Space. No refunds shall be made to Customer regarding such recaptured Space."

     3. Section 8 of the Terms and Conditions, IP Colocation is amended by adding the following sentence to the end of that Section:

     "Level 3 shall pay for all reinstallation charges associated with a change in Customer's Space pursuant to this Section 8."

        MODIFICATIONS TO TERMS AND CONDITIONS -- DEDICATED RAPID ACCESS
                          AND DIAL UP INTERNET ACCESS

     The Terms and Conditions, "Additional Terms and Conditions for Dedicated, Rapid Access and Dial Up Internet Access" is amended by:

     1. Adding to the end of Section 3 a new paragraph as follows:

     "Notwithstanding the above, Customer shall have the right to discontinue the Service prior to the end of the agreed term with respect to which a Service Order has been executed without payment of any of the termination [*] Customer must exercise its right to terminate under this Section, in writing, no later than thirty (30) days after the failure which gave rise to the right to terminate. The termination right granted herein shall not be applicable to Service failures which are caused by Customer, End User or any third party over whom Level 3 does not have direct control, which result from failure of power or equipment provided by Customer or third parties, which occur or continue during any period in which Level 3 is not given access to the Premises, provided that such access would have allowed Level 3 to remedy such failure, or which result from scheduled maintenance and repair."

     2. Adding to the end of paragraph 6 the sentence:

     "Such changes shall be permitted without penalty."

            MODIFICATIONS TO STANDARD SERVICE LEVEL AGREEMENT (SLA)

                                   RELEASE 1
                          INTERNET DEDICATED ACCESS 1

     The Terms and Conditions, "Service Level Agreement (SLA) Release for Internet Dedicated Access is amended by deleting from paragraph two the phrase "NOTE: The total number of credits per month for both Service Delivery and Network Performance is limited to four days."

                 ADDITIONS TO THE GENERAL TERMS AND CONDITIONS

[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

     1. Nothing in the Agreement or any attachment or addenda shall be deemed to prohibit or in fact does prohibit Telocity from or penalize Telocity for using any third party supplier to provide any Service to Telocity. In the event that Telocity has a Service requirement that cannot be met by Level 3, if Telocity obtains such Service or the equivalent of such Service from another supplier, then Telocity's expenditures for the third party Service will be credited toward Telocity's $500,000 Revenue Commitment as if the Services had been purchased from Level 3.

     2. Upon the execution of this Addendum, the parties acknowledge that, although Telocity desires to utilize certain Services in Phoenix AZ in the near future, Level 3 does not provide such Service in Phoenix. The parties further acknowledge that they have agreed that when the Services are available in Phoenix and Telocity desires to order the Services, Level 3 will reconfigure the services then-being provided to Telocity so that those Services include Phoenix, at no NRC charge to Telocity.

     3. Level 3 will provide roof rights, access, and connectivity as reasonably requested by Telocity, in order facilitate the use of Skycache or other satellite caching services in the Telocity colocation space.

     4. Level 3 will reasonably and on a non-discriminatory basis provide for the termination of third-party circuits via cross connects that will not exceed [*] per cross connect per month. Such cross connects will be delivered to Telocity at its colocation space in a reasonable timely manner and in no case less than 7 days after such third party circuit was delivered to the Level 3 facility.

     5. All San Jose circuits ordered under the Agreements will be delivered to Telocity's main office located at 10355 North De Anza Blvd, Cupertino, CA. Pricing for the local loop for such circuits will be determined within seven days of the effective date of this Agreement. If the parties cannot agree on such pricing, at Telocity's discretion, the Agreement shall be cancelable without penalty to either party.

     6. Attached hereto is a Build Out Staging Plan consisting of five parts in descending order of priority. In the event that the stages cannot be built out by Level 3 simultaneously, no charges will be due and payable for elements of a lower priority stage until each of the elements of the higher priority stages have been completed by Level 3.

     IN WITNESS WHEREOF, the parties agree to the foregoing by executing this Addendum below, effective as of the dates first set forth above.


TELOCITY, INC.                         LEVEL 3


/s/ PETER OLSON
------------------------------         --------------------------------
Authorized Signature                   Authorized Signature



Peter Olson
------------------------------         --------------------------------
Typed or Printed Name                  Typed or Printed Name



C.T.O.
------------------------------         --------------------------------
Title                                  Title

[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.